UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Report

Western Asset High Income Fund Inc.
(HIF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund Inc.

Fund objectives

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of Investments	9

Statement of assets and liabilities	26

Statement of operations	27

Statement of changes in net assets	28

Financial highlights	29

Notes to financial statements	30

Report of independent registered public accounting firm	41

Board approval of management and subadvisory agreement	42

Additional information	49

Annual chief executive officer and chief financial officer certifications	55

Dividend reinvestment plan	56

Important tax information	59

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund Inc. for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•      Fund prices and performance,

•      Market insights and commentaries from our portfolio managers, and

•      A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

Western Asset High Income Fund Inc.	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing

IV	Western Asset High Income Fund Inc.

Investment commentary (cont’d)

types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Western Asset High Income Fund Inc.	V

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 12.04% over the twelve months ended December 31, 2010.

VI	Western Asset High Income Fund Inc.

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i              Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii           The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii        The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv         Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v            The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi         The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii      The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Income Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund invests in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. The Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner and Ryan Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”) i continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course

2	Western Asset High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The Barclays Capital U.S. Aggregate Indexii returned 6.54% for the twelve months ended December 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii (the “Index”) returned 14.94%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 16.29% and 14.34%, respectively.

The emerging market debt asset class also generated strong absolute returns during the fiscal year, but lagged the U.S. high-yield market. Over the twelve months ended December 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 12.04%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased our exposure to the Financials sector, moving from an underweight to a neutral position versus the Index. Within the Financials sector, we emphasized banks based on our expectation for improving profits in the industry. Elsewhere, the Fund’s exposure to Consumer Noncyclicals1 was reduced from an overweight to an underweight versus the Index to pursue what we felt were more attractive opportunities. We actively participated in the new issuance market by selectively purchasing high-yield corporate bonds from a variety of sectors. While the Fund maintained its lower-quality bias versus the benchmark, we pared our exposure to certain lower-quality CCC-rated securities to capture profits during the fiscal year. We also reduced the Fund’s underweight exposure to BB-rated bonds, which generated solid results during periods of increased investor risk aversion and increased demand from investment grade corporate portfolio managers looking for additional yield. While we maintained an underweight to BB-rated bonds, we targeted issuers that our research team felt had potential to be upgraded to investment grade.

The Fund employed U.S. Treasury futures during the reporting period to manage its yield curvev positioning and durationvi. We also used currency forwards to hedge our currency exposure. The use of these derivative instruments was a modest detractor from performance.

Performance review

For the twelve months ended December 31, 2010, Western Asset High Income Fund Inc. returned 15.67% based on its net asset value (“NAV”)vii and 19.79% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and

1            Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Western Asset High Income Fund Inc. 2010 Annual Report	3

the EMBI Global, returned 14.94% and 12.04%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averageviii returned 18.11% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.90 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2010

Price Per Share	12-Month Total Return*
$9.52 (NAV)	15.67%
$10.05 (Market Price)	19.79%

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. Leading contributors to Fund performance included issues from Sprint Capital Corp., American International Group, Inc. and its aircraft-leasing arm International Lease Finance Corp., and DAE Aviation Holdings Inc. Wireless service provider Sprint posted improved fundamental results and continued to generate significant free cash flow, which caused its BB-rated unsecured bonds to perform well during the period. As we anticipated, AIG’s International Lease Finance Corp. freed up collateral by repaying a government loan during the period and the company accessed the capital markets in order to extend its maturity profile. This balance sheet management, combined with stable fundamental results, caused the issuer’s bonds to rally significantly during the period. Additionally, AIG’s senior debt performed well due to improved fundamental results, combined with an improving balance sheet which included an initial public offering of its Asia operations and the sale of another business to a competitor during the period. DAE Aviation Holdings, an aircraft maintenance, repair and overhaul company, experienced increased demand for its products and services as global economic conditions improved and airlines looked to maintain their existing fleets rather than purchase new airplanes.

The portfolio’s quality biases also significantly contributed to performance during the period. Relative to the Index, the portfolio’s overweight to CCC-rated securities benefited from improved demand as investors looked to receive higher incremental yield and reduced sensitivity to changes in interest rates. Additionally, our overweight to CCC-rated securities benefited from improved corporate fundamentals and lower default rates among high-yield issuers.

From a sector perspective, the Fund’s overweight in Transportation was a positive for performance. The sector performed well as the economy showed signs of improvement during the fiscal year. Additionally, the Fund benefited from our reduction in exposure to Consumer Noncyclicals. Defensive issuers were not rewarded as much as cyclical businesses who

4	Western Asset High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

benefited disproportionately from improving fundamentals and macro conditions in the U.S.

Q. What were the leading detractors from performance?

A. A number of individual holdings negatively impacted results and were the largest detractors from relative performance during the period. These included our overweight exposures to issuers Station Casinos Inc. and Blockbuster Inc. The gaming market suffered deep declines during the previous economic recession and, given the deteriorating fundamental results, Station Casinos filed for bankruptcy in July 2009. The company continued to negotiate with lenders and creditors into 2010 and, unable to reach a favorable agreement for unsecured creditors, the issuer’s bonds moved lower in a rising market. Poor fundamental results and concerns over Blockbuster’s in-store rental model pressured its first lien-secured bonds during the period. In September 2010, the company filed for bankruptcy. As a result, our holdings detracted from performance as their prices declined in a rising market. We liquidated our position during the period.

Also detracting from performance was our underweight to the Financials sector, as it was the best performing area within the Index during the twelve months ended December 31, 2010. While we increased the Fund’s exposure significantly, we had an underweight position in Financials during the early part of the reporting period. Our overweight to the relatively poor performing Energy sector also tempered our results. The Energy sector lagged the overall Index given volatile natural gas and oil prices during the period, coupled with fears that relatively modest global economic growth would reduce global demand for energy going forward. Finally, the Fund’s overweight in Utilities, historically a defensive industry, detracted from results as more cyclical sectors generally generated superior performance during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

Western Asset High Income Fund Inc. 2010 Annual Report	5

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Consumer Discretionary (22.4%), Energy (15.1%), Industrials (13.1%), Telecommunication Services (9.4%) and Financials (9.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i              The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv         The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v            The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi         Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii      Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii   Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

6	Western Asset High Income Fund Inc. 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†           The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives, such as futures contracts and foreign forward currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡           Represents less than 0.1%.

*          Prior year percentages have been restated to reflect current period classifications.

Western Asset High Income Fund Inc. 2010 Annual Report	7

Spread duration (unaudited)

Economic Exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC HY (2% constrained), 20% JPM EMBI Global	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Non $	—	Non U.S. Dollar

8	Western Asset High Income Fund Inc. 2010 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC HY (2% constrained), 20% JPM EMBI Global	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Non $	—	Non U.S. Dollar

Western Asset High Income Fund Inc. 2010 Annual Report	9

Schedule of investments

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 88.0%
Consumer Discretionary — 21.2%
Automobiles — 1.7%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	190,000	$197,807
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	105,000	111,679
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	175,000	220,334
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	445,000	161,313	(a)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	440,000	150,700	(a)
Total Automobiles				841,833
Diversified Consumer Services — 2.1%
Realogy Corp., Senior Notes	10.500%	4/15/14	620,000	612,250
Service Corp. International, Senior Notes	7.500%	4/1/27	30,000	28,875
Sotheby’s, Senior Notes	7.750%	6/15/15	160,000	177,600
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	225,000	237,937
Total Diversified Consumer Services				1,056,662
Hotels, Restaurants & Leisure — 6.3%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	90,000	89,325	(b)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	40,000	36,100
CCM Merger Inc., Notes	8.000%	8/1/13	160,000	156,400	(b)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	165,000	163,556	(b)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	50,000	50,750	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	275,000	224,125
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	85,000	87,125
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	361,000	304,142
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	229,000	220,412
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	380,000	199,975	(a)(c)(d)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	90,000	88,650	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	145,000	155,512
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	30,000	32,175	(b)
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	260,000	259,740
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,913
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	40,000	46,200
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	410,000	344,400

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	170,000		$175,950	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	180,000		210,825
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000		93,075
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	30,000		30,225
Sbarro Inc., Senior Notes	10.375%	2/1/15	95,000		43,225
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	90,000		77,400	(b)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	15,000		14,325	(b)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	215,000		22	(a)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	90,000		9	(a)(d)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	175,000		18	(a)(d)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	20,000		2	(a)(d)
Total Hotels, Restaurants & Leisure					3,120,576
Household Durables — 0.4%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	200,000		195,000	(b)
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000		146,900
QVC Inc., Senior Secured Notes	7.375%	10/15/20	195,000		205,238	(b)
Total Internet & Catalog Retail					352,138
Media — 5.9%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	70,000		69,125	(b)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	64,850		77,658
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000		211,500
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	140,000		145,250	(b)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	180,000		190,800	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000		179,600	(b)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	230,000		257,025
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		20,800
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000		47,250
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000		72,625
EN Germany Holdings BV, Senior Secured Notes	10.750%	11/15/15	140,000	EUR	189,420	(b)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	11

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	140,000	$151,200	(b)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000	115,250
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	420,000	436,800	(b)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	280,000	295,400
Univision Communications Inc., Senior Notes	8.500%	5/15/21	170,000	172,975	(b)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	55,000	60,500	(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	130,000	137,150	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000	71,500	(b)
Total Media				2,901,828
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	235,000	226,775
Specialty Retail — 2.3%
American Greetings Corp., Senior Notes	7.375%	6/1/16	275,000	286,343
American Greetings Corp., Senior Notes	7.375%	6/1/16	35,000	35,044
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	20,025
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	100,000	100,250	(b)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000	120,450
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	340,000	338,300
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	240,000	254,100	(b)
Total Specialty Retail				1,154,512
Textiles, Apparel & Luxury Goods — 1.3%
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	130,000	138,775
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	180,000	188,550	(b)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	245,000	276,238
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	50,000	53,375
Total Textiles, Apparel & Luxury Goods				656,938
Total Consumer Discretionary				10,506,262
Consumer Staples — 1.0%
Food Products — 0.9%
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	80,000	83,600	(b)

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	144,000	$165,403
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	140,000	150,150	(b)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	60,000	69,450	(b)
Total Food Products				468,603
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	30,000	30,900
Total Consumer Staples				499,503
Energy — 14.8%
Energy Equipment & Services — 2.5%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	165,000	183,975
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	110,000	114,400
Frac Tech Services LLC/Frac Tech Finance Inc., Senior Notes	7.125%	11/15/18	120,000	122,100	(b)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	150,000	153,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	175,000	145,688	(b)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	190,000	201,400
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	147,000
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	120,000	122,400	(b)
Trinidad Drilling Ltd., Senior Notes	7.875%	1/15/19	70,000	71,050	(b)
Total Energy Equipment & Services				1,261,013
Oil, Gas & Consumable Fuels — 12.3%
Alta Mesa Holdings/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	50,000	48,813	(b)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	365,000	350,400
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	110,000	126,775
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	30,000	30,225
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	90,000	91,350	(b)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	210,000	207,900
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	175,200
Concho Resources Inc., Senior Notes	7.000%	1/15/21	140,000	143,850
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	151,900	(b)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	258,400	240,312	(b)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	53,812
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	128,000	139,520

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	13

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp., Notes	7.875%	6/15/12	103,000	$109,032
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	134,550
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	107,495	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	77,920	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	240,000	236,400
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	100,000	101,250	(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	20,000	21,700
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	100,000	110,380	(b)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	100,000	108,250	(b)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	110,000	113,300	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	147,000	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	45,000	48,938
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	70,000	70,350
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	215,000	226,825	(b)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	280,000	305,200	(b)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	110,000	110,825	(b)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	40,000	40,200	(b)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	120,000	86,100
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	140,000	141,050
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	130,000	144,950
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000	43,600
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	58,047
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	175,000	161,875	(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	60,000	53,400	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	130,000	145,925
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000	126,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	275,000	321,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	130,000	132,275
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	140,000	144,025	(f)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	90,000	91,800

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Teekay Corp., Senior Notes	8.500%	1/15/20	220,000		$240,625
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000		233,887	(b)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	10,000		10,550
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	110,000		111,650
Williams Partners LP, Senior Notes	5.250%	3/15/20	10,000		10,385
Total Oil, Gas & Consumable Fuels					6,088,066
Total Energy					7,349,079
Financials — 7.2%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000		112,815
Commercial Banks — 1.8%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	140,000		118,906
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	94,619		95,210
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	174,468		175,340
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000		103,250	(b)(e)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	140,000		140,720	(b)(e)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	140,000		141,050
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	90,000		91,800
Total Commercial Banks					866,276
Consumer Finance — 1.9%
Ally Financial Inc., Debentures	0.000%	6/15/15	410,000		303,400
Ally Financial Inc., Notes	6.250%	12/1/17	50,000		50,062	(b)
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	160,000		145,072
Ally Financial Inc., Senior Notes	7.500%	12/31/13	30,000		32,475
Ally Financial Inc., Senior Notes	8.300%	2/12/15	30,000		33,075
Ally Financial Inc., Senior Notes	7.500%	9/15/20	180,000		189,675	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	138,975
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	70,000		72,855
Total Consumer Finance					965,589
Diversified Financial Services — 2.7%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	15,000		15,137	(e)(g)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	70,000		78,050	(b)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	15

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000	$118,387
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	30,000	31,463
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	210,000	212,100
International Lease Finance Corp., Notes	5.875%	5/1/13	30,000	30,488
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000	422,662
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	230,000	237,187
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	130,000	132,600
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	50,000	52,000	(b)
Total Diversified Financial Services				1,330,074
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000	115,540
American International Group Inc., Senior Notes	6.400%	12/15/20	100,000	105,114
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000	63,750	(b)
Total Insurance				284,404
Total Financials				3,559,158
Health Care — 4.1%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	50,000	54,875
Biomet Inc., Senior Notes	11.625%	10/15/17	40,000	44,400
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	40,000	43,900	(f)
Total Health Care Equipment & Supplies				143,175
Health Care Providers & Services — 3.8%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000	113,300	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	455,000	458,412
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	161,000	(b)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	110,000	110,275	(b)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	275,000	295,625
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	50,000	50,250	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	70,200
Universal Hospital Services Inc., Senior Secured Notes	3.834%	6/1/15	50,000	46,000	(e)

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	190,000	$196,175	(f)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	210,000	259,875
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	130,000	133,900
Total Health Care Providers & Services				1,895,012
Total Health Care				2,038,187
Industrials — 12.4%
Aerospace & Defense — 1.4%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	190,000	200,450
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	100,000	111,250
Triumph Group Inc., Senior Notes	8.625%	7/15/18	150,000	164,625
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	200,388	(b)
Total Aerospace & Defense				676,713
Airlines — 2.1%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	14,248	15,762
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	16,020	16,180
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	173,551	173,551
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	410,000	426,400	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	65,137	66,440
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	54,108	59,248
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	58,000	63,437	(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	210,000	227,325	(b)
Total Airlines				1,048,343
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	54,600	30,576	(b)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	139,000	153,595	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	130,000	143,650	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	106,000	(b)
USG Corp., Senior Notes	8.375%	10/15/18	30,000	29,550	(b)
Total Building Products				463,371

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	17

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 1.9%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	160,000	$180,800
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	60,000	60,300
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	266,825	(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	140,000	147,350	(b)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	70,000	75,425	(b)
Geo Group Inc., Senior Notes	7.750%	10/15/17	155,000	163,525
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	55,000	62,150	(b)
Total Commercial Services & Supplies				956,375
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	139,500	(b)
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	100,000	108,250	(b)
Total Construction & Engineering				247,750
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	160,000	148,000	(b)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	131,400
Marine — 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	250,000	256,875	(b)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	210,000	171,150	(a)(b)
Total Marine				428,025
Road & Rail — 2.5%
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	210,000	202,816	(b)(h)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	135,975
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	290,000	315,375
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	60,000	60,450	(b)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	20,000	23,900
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	260,000	259,350	(b)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	213,000	235,099
Total Road & Rail				1,232,965

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	$104,750	(b)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	90,000	93,713	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000	164,000
Total Trading Companies & Distributors				362,463
Transportation — 0.9%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	250,000	271,875	(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	160,000	163,200	(b)
Total Transportation				435,075
Total Industrials				6,130,480
Information Technology — 3.5%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	285,000	226,575
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	280,000	316,400	(b)
IT Services — 1.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	143,775	145,932	(f)
First Data Corp., Senior Notes	9.875%	9/24/15	60,000	57,450
First Data Corp., Senior Notes	10.550%	9/24/15	363,512	346,245	(f)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	10,000	9,925
Interactive Data Corp., Senior Notes	10.250%	8/1/18	80,000	87,300	(b)
Total IT Services				646,852
Semiconductors & Semiconductor Equipment — 0.8%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	80,000	83,400
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	40,000	43,800	(b)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	190,000	200,925
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	57,776	60,665	(f)
Spansion LLC, Senior Notes	7.875%	11/15/17	20,000	19,900	(b)
Total Semiconductors & Semiconductor Equipment				408,690
Software — 0.2%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	105,000	108,281	(b)
Total Information Technology				1,706,798
Materials — 8.7%
Chemicals — 2.7%
Ashland Inc., Senior Notes	9.125%	6/1/17	265,000	306,738
CF Industries Inc., Senior Notes	7.125%	5/1/20	80,000	87,800
FMC Finance III SA, Senior Notes	6.875%	7/15/17	80,000	85,200
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	110,000	119,900	(b)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	19

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	100,000		$106,000	(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		106,875	(b)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	93,000	EUR	134,839	(b)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	148,000		164,095	(b)
Solutia Inc., Senior Notes	8.750%	11/1/17	15,000		16,500
Solutia Inc., Senior Notes	7.875%	3/15/20	120,000		129,000
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	70,000		73,500	(b)
Total Chemicals					1,330,447
Containers & Packaging — 1.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	200,000		209,000	(b)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	70,000		70,525
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	150,000		149,250	(b)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	100,000		0	(a)(c)(d)(h)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	100,000		102,250	(b)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	65,000		68,250
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	190,000		199,025	(b)(d)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	20,000		20,950	(b)(d)
Total Containers & Packaging					819,250
Metals & Mining — 2.4%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	150,000		156,750	(b)
Evraz Group SA, Notes	8.875%	4/24/13	100,000		108,250	(b)
Evraz Group SA, Notes	9.500%	4/24/18	100,000		110,880	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	80,000		82,400	(b)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	90,000		90,450	(b)
Novelis Inc., Senior Notes	8.750%	12/15/20	220,000		229,350	(b)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	280,000		126,700
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		77,420
Vale Overseas Ltd., Notes	6.875%	11/21/36	100,000		110,248
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000		107,250	(b)
Total Metals & Mining					1,199,698
Paper & Forest Products — 1.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	226,000		181,930	(b)
Boise Cascade LLC, Senior Subordinated Notes, Series B	7.125%	10/15/14	30,000		29,475
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	20,000		22,675	(b)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	50,000		51,375

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	240,000	$226,800
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	200,000	185,500
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	225,000	248,062
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	20,000	20,150
Total Paper & Forest Products				965,967
Total Materials				4,315,362
Telecommunication Services — 8.9%
Diversified Telecommunication Services — 5.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000	231,875	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000	7,640	(b)
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	110,000	105,875
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	15,000	11,925
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	110,000	11	(a)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	200,000	211,000	(b)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	235,000	249,100
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	90,000	97,425
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	430,000	465,475
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	180,000	179,550
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	20,000	21,600	(b)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	181,475
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	142,519	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	108,500	(b)
West Corp., Senior Notes	8.625%	10/1/18	120,000	127,800	(b)
West Corp., Senior Notes	7.875%	1/15/19	200,000	204,000	(b)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	204,000	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	160,008	186,409	(b)(f)
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000	42,300
Windstream Corp., Senior Notes	7.750%	10/15/20	70,000	72,450
Total Diversified Telecommunication Services				2,850,929
Wireless Telecommunication Services — 3.1%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	165,000	171,188	(b)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	100,000	104,250

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	21

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Global Notes	6.900%	5/1/19	160,000	$158,800
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	150,000	132,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	550,000	558,250
True Move Co., Ltd., Notes	10.750%	12/16/13	395,000	426,600	(b)
Total Wireless Telecommunication Services				1,551,088
Total Telecommunication Services				4,402,017
Utilities — 6.2%
Electric Utilities — 1.8%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	275,100
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	150,000	150,000	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	100,000	108,250	(b)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	230,000	245,525
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	15.000%	4/1/21	140,000	123,200	(b)
Total Electric Utilities				902,075
Gas Utilities — 0.4%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	80,000	78,400	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	128,700
Total Gas Utilities				207,100
Independent Power Producers & Energy Traders — 4.0%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	70,000	71,225	(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	260,000	257,400	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	104,369	(b)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	150,400
Edison Mission Energy, Senior Notes	7.750%	6/15/16	50,000	43,250
Edison Mission Energy, Senior Notes	7.625%	5/15/27	85,000	61,838
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	405,000	283,500
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	101,952	61,681	(f)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	205,000	212,436
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	363,800	(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	290,000	287,100
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	54,073

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power Producers & Energy Traders — continued
NRG Energy Inc., Senior Notes	7.375%	1/15/17	30,000		$30,975
Total Independent Power Producers & Energy Traders					1,982,047
Total Utilities					3,091,222
Total Corporate Bonds & Notes (Cost — $41,817,408)					43,598,068
Collateralized Senior Loans — 1.0%
Consumer Discretionary — 0.1%
Auto Components — 0.1%
Allison Transmission Inc., Term Loan B	3.020 — 3.040%	8/7/14	33,618		32,917	(i)
Energy — 0.2%
Energy Equipment & Services — 0.2%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	254,571		121,558	(d)(i)
Telecommunication Services — 0.5%
Wireless Telecommunication Services — 0.5%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	260,000		263,900	(f)(h)(i)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan B3	3.764%	10/10/14	98,977		76,555	(i)
Total Collateralized Senior Loans (Cost — $626,721)					494,930
Convertible Bonds & Notes — 0.8%
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	360,000		333,450
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	40,000		33,600
Total Convertible Bonds & Notes (Cost — $358,809)					367,050
Sovereign Bonds — 4.2%
Argentina — 0.9%
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	65,000		10,173	(e)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000		359,342
Republic of Argentina, Senior Bonds	7.000%	10/3/15	26,000		25,090
Republic of Argentina, Senior Notes	8.750%	6/2/17	25,000		25,875
Total Argentina					420,480
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	339,000	BRL	200,600
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	29,000	BRL	16,546
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	45,000	BRL	24,857
Total Brazil					242,003

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	23

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 0.2%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		$120,500
Indonesia — 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	539,000,000	IDR	68,894
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	297,000,000	IDR	38,671
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	378,000,000	IDR	45,727
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	45,750
Total Indonesia					199,042
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	170,000	PEN	69,248
Russia — 0.4%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		141,400	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	70,000		74,900	(b)
Total Russia					216,300
Turkey — 1.0%
Republic of Turkey, Bonds	10.000%	1/9/13	50,000	TRY	34,201
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000		13,920
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000		422,240
Total Turkey					470,361
Venezuela — 0.7%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000		274,060	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000		10,120
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000		36,172
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000		27,090
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000		10,200
Total Venezuela					357,642
Total Sovereign Bonds (Cost — $2,115,014)					2,095,576

			Shares
Common Stocks — 1.4%
Consumer Discretionary — 1.1%
Media — 1.1%
Charter Communications Inc.			10,703		416,775	*(h)
Charter Communications Inc., Class A Shares			2,436		94,858	*
Total Consumer Discretionary					511,633

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset High Income Fund Inc.

Security	Rate		Shares	Value
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			867	$23,552	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			17	7,651	(d)(h)
Nortek Inc.			229	8,249	*
Total Industrials				15,900
Materials — 0.2%
Chemicals — 0.2%
Applied Extrusion Technologies Inc., Class B Shares			1,091	2,455	*(d)(h)
Georgia Gulf Corp.			4,691	112,865	*
Total Materials				115,320
Total Common Stocks (Cost — $509,820)				666,405
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Bank of America Corp. (Cost — $286,836)	7.250%		290	277,521
Preferred Stocks — 1.4%
Financials — 1.4%
Commercial Banks — 0.3%
Banesto Holdings Ltd.	10.500%		6,000	141,375	(b)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		14,100	373,086	(e)
Citigroup Capital XIII	7.875%		7,225	194,425	(e)
Total Diversified Financial Services				567,511
Total Preferred Stocks (Cost — $692,067)				708,886

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	169	2	*(d)(h)
Charter Communications Inc.		11/30/14	209	1,040	*
Jack Cooper Holdings Corp.		12/15/17	210	5,250	*(h)
Nortek Inc.		12/7/14	340	2,379	*(d)(h)
SemGroup Corp.		11/30/14	912	4,106	*(d)
Turbo Beta Ltd.		11/1/14	1	0	*(d)(h)
Total Warrants (Cost — $4,751)				12,777
Total Investments before Short-Term Investments (Cost — $46,411,426)				48,221,213

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	25

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Short-Term Investments — 0.1%
Sovereign Bonds — 0.1%
Egypt Treasury Bills (Cost — $61,450)	8.786%	1/4/11	350,000	EGP	$60,249	(j)
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $6,994)	0.240%	5/9/11	7,000		6,997	(j)(k)
Total Short-Term Investments (Cost — $68,444)					67,246
Total Investments — 97.5% (Cost — $46,479,870#)					48,288,459
Other Assets in Excess of Liabilities — 2.5%					1,244,556
Total Net Assets — 100.0%					$49,533,015

†       Face amount denominated in U.S. dollars, unless otherwise noted.

*            Non-income producing security.

(a)         The coupon payment on these securities is currently in default as of December 31, 2010.

(b)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)         The maturity principal is currently in default as of December 31, 2010.

(d)        Illiquid security (unaudited).

(e)         Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)           Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)        Security has no maturity date. The date shown represents the next call date.

(h)        Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(i)          Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)          Rate shown represents yield-to-maturity.

(k)        All or a portion of this security is held at the broker as collateral for open futures contracts.

#            Aggregate cost for federal income tax purposes is $46,516,469.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EGP	— Egyptian Pound
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
TRY	— Turkish Lira

See Notes to Financial Statements.

26	Western Asset High Income Fund Inc. 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $46,479,870)	$ 48,288,459
Foreign currency, at value (Cost — $165,895)	166,044
Cash	221,452
Interest and dividends receivable	990,229
Unrealized appreciation on forward foreign currency contracts	12,790
Receivable from broker — variation margin on open futures contracts	1,688
Receivable for securities sold	1,342
Prepaid expenses	5,910
Total Assets	49,687,914

Liabilities:
Investment management fee payable	29,275
Directors’ fees payable	1,536
Accrued foreign capital gains tax	787
Accrued expenses	123,301
Total Liabilities	154,899
Total Net Assets	$ 49,533,015

Net Assets:
Par value ($0.001 par value; 5,204,441 shares issued and outstanding; 100,000,000 shares authorized)	$ 5,204
Paid-in capital in excess of par value	56,665,784
Undistributed net investment income	472,934
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(9,452,822)
Net unrealized appreciation on investments, futures contracts and foreign currencies	1,841,915
Total Net Assets	$ 49,533,015

Shares Outstanding	5,204,441

Net Asset Value	$9.52

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	27

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$4,652,189
Dividends	112,436
Less: Foreign taxes withheld	(3,004)
Total Investment Income	4,761,621

Expenses:
Investment management fee (Note 2)	336,045
Audit and tax	72,550
Transfer agent fees	39,131
Shareholder reports	38,099
Legal fees	28,117
Stock exchange listing fees	20,829
Directors’ fees	9,926
Custody fees	6,934
Insurance	1,869
Miscellaneous expenses	5,593
Total Expenses	559,093
Less: Compensating balance arrangements (Note 1)	(393)
Net Expenses	558,700
Net Investment Income	4,202,921

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,309,542
Futures contracts	(59,945)
Foreign currency transactions	(5,516)
Net Realized Gain	1,244,081
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,480,038
Futures contracts	20,643
Foreign currencies	11,943
Change in Net Unrealized Appreciation (Depreciation)	1,512,624
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	2,756,705
Increase in Net Assets from Operations	$6,959,626

See Notes to Financial Statements.

28	Western Asset High Income Fund Inc. 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$ 4,202,921	$ 4,663,916
Net realized gain (loss)	1,244,081	(6,953,805)
Change in net unrealized appreciation (depreciation)	1,512,624	20,557,415
Increase in Net Assets From Operations	6,959,626	18,267,526

Distributions to Shareholders From (Note 1):
Net investment income	(4,666,945)	(4,512,951)
Decrease in Net Assets From Distributions to Shareholders	(4,666,945)	(4,512,951)

Fund Share Transactions:
Reinvestment of distributions (33,342 and 26,504 shares reissued, respectively)	313,754	204,982
Increase in Net Assets From Fund Share Transactions	313,754	204,982
Increase in Net Assets	2,606,435	13,959,557

Net Assets:
Beginning of year	46,926,580	32,967,023
End of year*	$49,533,015	$46,926,580
* Includes undistributed net investment income of:	$472,934	$912,091

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2010 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.07	$6.41	$10.19	$10.88	$10.50

Income (loss) from operations:
Net investment income	0.81	0.90	0.86	0.79	0.72
Net realized and unrealized gain (loss)	0.54	2.64	(3.81)	(0.74)	0.35
Total income (loss) from operations	1.35	3.54	(2.95)	0.05	1.07

Less distributions from:
Net investment income	(0.90)	(0.88)	(0.83)	(0.74)	(0.69)
Total distributions	(0.90)	(0.88)	(0.83)	(0.74)	(0.69)

Net asset value, end of year	$9.52	$9.07	$6.41	$10.19	$10.88

Market price, end of year	$10.05	$9.23	$5.96	$8.99	$9.86
Total return, based on NAV[1,2]	15.67%	58.66%	(30.63)%	0.37%	10.57%[3]
Total return, based on Market Price[2]	19.79%	73.50%	(26.23)%	(1.64)%	17.97%

Net assets, end of year (000s)	$49,533	$46,927	$32,967	$52,400	$55,920

Ratios to average net assets:
Gross expenses	1.16%	1.31%	1.22%	1.09%	1.21%
Net expenses[4]	1.16	1.31	1.22	1.09	1.21 [5]
Net investment income	8.75	11.76	9.61	7.40	6.81

Portfolio turnover rate	92%	78%	46%	78%	89%

1         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

3         The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

4         The impact of compensating balance arrangements, if any, was less than 0.01%.

5         Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Income Fund Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset High Income Fund Inc. 2010 Annual Report	31

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$43,395,252	$202,816	$43,598,068
Collateralized senior loans	—	231,030	263,900	494,930
Convertible bonds & notes	—	367,050	—	367,050
Sovereign bonds	—	2,095,576	—	2,095,576
Common stocks:
Consumer discretionary	$ 94,858	416,775	—	511,633
Energy	23,552	—	—	23,552
Industrials	8,249	—	7,651	15,900
Materials	112,865	—	2,455	115,320
Convertible preferred stocks	277,521	—	—	277,521
Preferred stocks	567,511	141,375	—	708,886
Warrants	1,040	4,106	7,631	12,777
Total long-term investments	$1,085,596	$46,651,164	$484,453	$48,221,213
Short-term investments†	—	67,246	—	67,246
Total investments	$1,085,596	$46,718,410	$484,453	$48,288,459
Other financial instruments:
Futures contracts	$ 34,046	—	—	$ 34,046
Forward foreign currency contracts	—	$ 12,790	—	12,790
Total other financial instruments	$ 34,046	$ 12,790	—	$ 46,836
Total	$1,119,642	$46,731,200	$484,453	$48,335,295

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts	$13,403	—	—	$13,403
Total	$13,403	—	—	$13,403

†  See Schedule of Investments for additional detailed categorizations.

32	Western Asset High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

					Common Stocks
Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities		Collateralized Senior Loans	Consumer Discretionary		Energy	Industrials		Materials
Balance as of December 31, 2009	$273,880	$ 0	*	—	$ 0	*	$ 20,804	—		$2,455
Accrued premiums/ discounts	27,219	—		$ 124	—		—	—		—
Realized gain(loss)[1]	(10,296)	(493,850)		—	(22,000)		—	—		—
Change in unrealized appreciation (depreciation)[2]	29,428	493,850		5,505	22,000		2,747	$7,651		—
Net purchases (sales)	(117,415)	(0	)*	258,271	(0	)*	—	0	*	—
Transfers into Level 3	—	—		—	—		—	—		—
Transfers out of Level 3	—	—		—	—		(23,551)	—		—
Balance as of December 31, 2010	$202,816	—		$263,900	—		—	7,651		$2,455
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$ (5,276)	—		$ 5,505	—		—	$7,651		—

	Escrowed Shares			Preferred Stocks			Warrants			Total
Balance as of December 31, 2009	$ 0 *			$ 0 *			$4,333			$ 301,472
Accrued premiums/ discounts	—			—			—			27,343
Realized gain (loss)[1]	—			(4,880)			—			(531,026)
Change in unrealized appreciation (depreciation)[2]	—			4,880			7,404			573,465
Net purchases (sales)	(0)*			(0)*			0 *			140,856
Transfers into Level 3	—			—			—			—
Transfers out of Level 3	—			—			(4,106)			(27,657)
Balance as of December 31, 2010	—			—			$7,631			$ 484,453
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	—			—			$3,298			$ 11,178

*       Value is less than $1.

1         This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2         This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset High Income Fund Inc. 2010 Annual Report	33

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent

34	Western Asset High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and

Western Asset High Income Fund Inc. 2010 Annual Report	35

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986

36	Western Asset High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of December 31, 2010, there were $787 of capital gains tax liabilities accrued on unrealized gains.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$1,174,822	$(1,174,822)
(b)	$24,867	(24,867)	—

(a)         Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)        Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset High Income Fund Inc. 2010 Annual Report	37

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”),Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in London (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Singapore and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$43,108,605	$133,743
Sales	44,074,515	134,820

38	Western Asset High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,781,927
Gross unrealized depreciation	(2,009,937)
Net unrealized appreciation	$ 1,771,990

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Citibank, N.A.	92,435	$123,509	2/14/11	$ 2,286
Euro	Citibank, N.A.	250,000	334,041	2/14/11	8,520
Euro	Royal Bank of Scotland PLC	100,000	133,617	2/14/11	1,984
Net unrealized gain on open forward foreign currency contracts					$12,790

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	4	3/11	$ 521,778	$ 508,375	$(13,403)
Contracts to Sell:
U.S. Treasury 5-Year Notes	17	3/11	2,035,265	2,001,219	34,046
Net unrealized gain on open futures contracts					$ 20,643

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$34,046	—	$34,046
Forward foreign currency contracts	—	$12,790	12,790
Total	$34,046	$12,790	$46,836

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$13,403

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset High Income Fund Inc. 2010 Annual Report	39

2  Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the year. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(59,945)	—	$(59,945)
Forward foreign currency contracts	—	$1,645	1,645
Total	$(59,945)	$1,645	$(58,300)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$20,643	—	$20,643
Forward foreign currency contracts	—	$12,790	12,790
Total	$20,643	$12,790	$33,433

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 455,192
Futures contracts (to sell)	1,702,688
Forward foreign currency contracts (to sell)	233,941

5. Distributions subsequent to December 31, 2010

On November 15, 2010, the Board of Directors (“Board”) of the Fund declared two distributions in the amount of $0.0750 per share, payable on January 28, 2011, and February 25, 2011 to shareholders of record on January 21, 2011, and February 18, 2011, respectively.

On February 14, 2011, the Board declared three distributions, each in the amount of $0.0725 per share, payable on March 25, 2011, April 29, 2011 and May 27, 2011 to shareholders of record on March 18, 2011, April 21, 2011 and May 20, 2011, respectively.

40	Western Asset High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2010	2009
Distributions Paid From:
Ordinary Income	$4,666,945	$4,512,951

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 662,928
Capital loss carryforward*	(9,395,580)
Other book/tax temporary differences(a)	(210,637)
Unrealized appreciation (depreciation)(b)	1,805,316
Total accumulated earnings (losses) — net	$(7,137,973)

*  During the taxable year ended December 31, 2010, the Fund utilized $73,621 of its capital loss carryover available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(2,400,268)
12/31/2017	(6,995,312)
$(9,395,580)

These amounts will be available to offset any future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a) Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b) The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset High Income Fund Inc. 2010 Annual Report	41

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund Inc., including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 18, 2011

42	Western Asset High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting,” the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-End Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative

Western Asset High Income Fund Inc.	43

functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-End Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise

44	Western Asset High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of seven funds for each of the 1- and 3-year periods ended June 30, 2010 and five funds for each of the 5- and 10-year periods ended June 30, 2010. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2010 was ranked fourth among the funds in the Performance Universe for that period and that its performance for each of the 3- and 10-year periods ended June 30, 2010 in each case was ranked first among the funds in the Performance Universe for that period. Its performance for the 5-year period ended June 30, 2010 was ranked second among the funds in the Performance Universe for that period. The Fund’s performance for each period was at or better than the Performance Universe median. Among other things, the Board noted that the small number of funds in the Performance Universe, which included other funds managed by the Sub-Adviser, made meaningful comparisons difficult. The Board also considered the volatile

Western Asset High Income Fund Inc.	45

market conditions during 2008 and the Fund’s performance in relation to its benchmarks and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, sub-advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high current yield closed-end funds, as classified by Lipper. The Expense Universe funds, which included two other funds managed by Western Asset, had average net assets ranging from the Fund’s $26.8 million to $348.6 million. Four of the other funds in the Expense Universe were larger than the Fund and two were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), was ranked second among the seven funds in the Expense Universe and that its actual total expenses ranked fourth among the funds in the Expense Universe and were at the Expense Universe median. The Board considered the Manager’s belief that the small number of funds, which

46	Western Asset High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

included two other funds managed by Western Asset, and the varying size of the funds in the Expense Universe made meaningful comparisons difficult.

At the Contract Renewal Meeting, the Board considered and approved a request (the “Cost Allocation Request”) from the Manager to allocate to the Fund certain fund accounting and financial reporting costs, previously paid by the Manager on a voluntary basis, in line with industry practice and the terms of the Management Agreement. In doing so, the Board reviewed supporting information and analyses provided by the Manager, including information and analyses as to the impact of the Cost Allocation Request on Fund expenses.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-End Funds generally were higher than those paid by the Legg Mason Open-End Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-End Funds and services provided to the Legg Mason Open-End Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received

Western Asset High Income Fund Inc.	47

Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the Fund was not profitable to the Manager during that period, although it had become substantially less unprofitable. The Manager presented information to the Board showing that the Cost Allocation Request would increase profitability slightly. The Manager explained to the Board that the Fund was not profitable largely because of its small size.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a

48	Western Asset High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Fund Inc.	49

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

50	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset High Income Fund Inc.	51

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

52	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Income Fund Inc.	53

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

54	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†  Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund Inc.	55

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Office (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

56	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the

Western Asset High Income Fund Inc.	57

purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the

58	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset High Income Fund Inc.	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date	Monthly	Monthly
Payable date:	January-March	April-December
Ordinary income:
Qualified dividend income for individuals	0.04%	0.73%
Dividends qualifying for the dividends received deduction for corporations	0.03%	0.55%

Please retain this information for your records.

Western Asset
High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Protection Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset High Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and
Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

HIF

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund Inc.

Western Asset High Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04018 2/11 SR11-1309

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,200 in December 31, 2009 and $66,000 in December 31, 2009.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $1 in December 31, 2009 and $0 in December 31, 2010.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in December 31, 2009 and $3,100 in December 31, 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2009 and December 31, 2010; Tax Fees were 100% and 100% for December 31, 2009 and December 31, 2010; and Other Fees were 100% and 100% for December 31, 2009 and December 31, 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    (a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2010.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	103 registered investment companies with $169.6 billion in total assets under management	215 Other pooled investment vehicles with $109.3 billion in assets under management*	780 Other accounts with $175.0 on in total assets under management**

Stephen A. Walsh‡	103 registered investment companies with $169.6 billion in total assets under management	215 Other pooled investment vehicles with $109.3 billion in assets under management*	780 Other accounts with $175.0 billion in total assets under management**

Keith J. Gardner‡	41 registered investment companies with $26.7 billion in total assets under management	7 Other pooled investment vehicles with $1.1 billion in assets under management	1 Other account with $0.2 billion in total assets under management

Michael C. Buchanan‡	49 registered investment Companies with $29.7 billion in total assets Under management	8 Other pooled investment vehicles with $3.4 billion in assets under management	11 Other accounts with $1.8 billion in total assets under management

Ryan Brist ‡	11 registered investment Companies with $3.4 billion in total assets Under management	4 Other pooled investment vehicles with $6.1 billion in assets under management ***	17 Other accounts with $4.5 billion in total assets under management****

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 81 accounts managed, totaling $19.4 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $70 million, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the

1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	February 28, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Fund Inc.

Date:	February 28, 2011